Exhibit 991

Cohen & Steers, Inc. 280 Park Avenue New York, NY 10017-1216 Tel (212) 832-3232

Contact:

Matthew S. Stadler

Executive Vice President

Chief Financial Officer

Cohen & Steers, Inc.

Tel (212) 446-9168

COHEN & STEERS REPORTS FOURTH QUARTER AND FULL YEAR 2007

RESULTS

Record Annual Revenue and Profits

NEW YORK, NY, January 23, 2008—Cohen & Steers, Inc. (NYSE: CNS) reported net income of $18.7 million, or $0.44 per diluted share and $0.45 per basic share, for the quarter ended December 31, 2007, compared with net income of $16.6 million, or $0.40 per diluted share and $0.41 per basic share for the quarter ended December 31, 2006. Total revenue for the fourth quarter of 2007 was $66.9 million, an increase of 16.2% from $57.6 million for the fourth quarter of 2006.

For the year ended December 31, 2007, the company recorded net income of $75.5 million, or $1.77 per diluted share and $1.80 per basic share, compared with net income of $3.2 million, or $0.08 per share (diluted and basic), for 2006. The 2007 results include an after-tax expense of approximately $0.09 per share associated with the payment of an additional compensation agreement entered into in connection with the offering of a closed-end mutual fund. After adjusting for this expense, earnings per diluted share would have been $1.85 for the year ended December 31, 2007. The 2006 results included the previously disclosed $1.25 per share after-tax expense associated with the termination of certain fund compensation agreements and a $0.02 per share after-tax gain from the sale of property and equipment. After adjusting for these items, earnings per diluted share would have been $1.31 for the year ended December 31, 2006. Total revenue was $282.4 million for the year ended December 31, 2007, an increase of 47.5% from $191.5 million for 2006.

Assets Under Management

Assets under management were $29.8 billion as of December 31, 2007, a decrease of 14.2% from $34.7 billion at September 30, 2007 and a decrease of 0.4% from $29.9 billion at December 31, 2006. The decrease from September 30, 2007 was due to net outflows of $710 million and market depreciation of $4.2 billion. “This depreciation resulted from the turbulence in the financial markets in the second half of 2007 and a steep decline in share prices of stocks in general and real estate companies, particularly in the U.S. and Europe,” said Robert Steers, co-chairman and co-chief executive officer of Cohen & Steers.

The company continues to broaden both its assets under management and its client base. As of December 31, 2007, U.S. REIT common stocks comprised 43% of total assets, compared with 59% the prior year, and non-U.S. investors now hold approximately 20% of the assets managed by the company, compared with 7% the prior year.

The Year in Review

“Despite market headwinds, we continued to build our asset management business and strengthen the platform needed to support it,” said Martin Cohen, co-chairman and co-chief executive officer of Cohen & Steers. “We introduced new funds, penetrated new markets and added depth to our worldwide staff.” Highlights from the year included:

•

The launch of Cohen & Steers Global Income Builder, Inc., a closed-end mutual fund that capitalizes on all five of the company’s dividend-oriented strategies and employs a covered-call option overlay, in July 2007. This fund raised $534 million, including leverage.

•

The launch of Cohen & Steers SICAV Asia Pacific Real Estate Securities Fund, an open-end mutual fund for non-U.S. investors, in October 2007. The fund seeks income and long-term capital appreciation by investing in shares of publicly-traded Asia Pacific real estate companies.

•	The launch of Cohen & Steers European Realty Shares in April 2007, an open-end mutual fund that seeks total return through investment in European real estate equity securities.

•	Net inflows of $1.8 billion into Cohen & Steers International Realty Fund, increasing this fund’s assets to $3.7 billion. This fund is the largest open-end international real estate fund in the U.S.

•	The appointment as subadviser to the Harbor Large Cap Value Fund in June 2007.

•	The addition of key personnel to further diversify our portfolios and strengthen our distribution channels:

•	Yigal Jihrad to lead the company’s quantitative strategies and hedging capabilities

•	Scott Crowe as global research strategist/portfolio manager for real estate securities

•	Charles McKinley as portfolio manager for global real estate securities

•	Stephen Kenneally as head of business development in Asia

•	Paul Osborne as head of European institutional marketing

•

Three of the company’s funds were recently named to the Wall Street Journal’s “Category Kings” rankings, a list of top-performing mutual funds in a wide variety of sectors and asset classes, based on 12-month, 5-year and 10-year returns.

•	Cohen & Steers Realty Shares was again selected by MONEY magazine for inclusion in its MONEY 70 list of recommended mutual funds.

Asset Management Segment

Total revenue for the asset management segment was $63.1 million for the three months ended December 31, 2007, an increase of 20.5% from $52.3 million for the three months ended December 31, 2006. Pretax income was $29.3 million for the three months ended December 31, 2007, compared with $22.9 million for the fourth quarter of 2006. Total revenue for the asset management segment was a record $255.1 million for the year ended December 31, 2007, an increase of 46.4% from $174.3 million for the year ended December 31, 2006. Pretax income was a record $109.5 million for the year ended December 31, 2007, compared with a loss of $3.4 million for the year ended December 31, 2006. The 2007 period included the aforementioned distribution expense of $5.8 million. The 2006 period included the previously disclosed distribution expense of $75.7 million and a $1.1 million gain from sale of property and equipment.

Assets under management were $29.8 billion at December 31, 2007, a decrease of 0.4% from $29.9 billion at December 31, 2006. The decrease was a result of market depreciation of $5.5 billion offset by record net inflows of $5.4 billion.

During the quarter ended December 31, 2007, closed-end mutual funds had inflows of $89 million. For the year, closed-end mutual funds raised $736 million, led by the Cohen & Steers Global Income Builder, Inc.

The company recorded net outflows of $451 million from open-end mutual funds during the quarter ended December 31, 2007. For the year, open-end mutual funds had net inflows of $1.1 billion resulting from record inflows of $5.8 billion partially offset by $4.7 billion of outflows.

Institutional separate accounts had net outflows of $348 million during the quarter ended December 31, 2007. For the year, institutional separate accounts had record net inflows of $3.5 billion, including 13 net new accounts.

Investment Banking Segment

Total revenue for the investment banking segment was $3.8 million for the quarter ended December 31, 2007, compared with $5.6 million for the quarter ended December 31, 2006. Investment banking revenue was attributable to capital raising and merger advisory assignments. Pretax income was $0.8 million for the three months ended December 31, 2007, compared with $1.9 million for the fourth quarter of 2006. For the year ended December 31, 2007, investment banking had record revenue of $27.3 million, compared with $18.8 million for the year ended December 2006. Revenue from investment banking activity is dependent on the completion of transactions, the timing of which cannot be predicted.

Balance Sheet Information

As of December 31, 2007, cash, cash equivalents and marketable securities available for sale were $231 million. As of December 31, 2007, stockholders’ equity was $282 million and the company had no long-term or short-term debt.

Conference Call Information

Cohen & Steers will hold a conference call tomorrow, January 24, 2008 at 11:00 a.m. (ET) to discuss the company’s fourth-quarter and full year results. Investors and analysts can access the live conference call by dialing (866) 672-2663 (domestic) or (973) 582-2772 (international); passcode: 31274796. Participants should plan to register at least 10 minutes before the conference call begins.

A replay of the call will be available for two weeks starting at approximately 2:00 p.m. (ET) on January 24, 2008 and can be accessed at (800) 642-1687 (domestic) or (706) 645-9291 (international); passcode: 31274796. Internet access to the Web cast, which includes audio (listen-only), will be available on the company’s Web site at cohenandsteers.com under “Corporate Info.” The Web cast will be archived on the Web site for two weeks.

About Cohen & Steers, Inc.

Cohen & Steers is a manager of high-income equity portfolios specializing in U.S. REITs,

international real estate securities, preferred securities, utilities and large cap value stocks. Headquartered in New York City, with offices in Brussels, Hong Kong, London and Seattle, the company serves individual and institutional investors through a wide range of open-end mutual funds, closed-end mutual funds and institutional separate accounts.

Forward-Looking Statements

This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company’s current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the year ended December 31, 2006, which is accessible on the Securities and Exchange Commission’s website at sec.gov and on the company’s Web site at cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Performance Notes

Cohen & Steers Global Income Builder, Inc.; Cohen & Steers European Realty Shares, Inc.; Cohen & Steers International Realty Fund, Inc. As with any investment, the price of a fund’s shares will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Please consider the investment objectives, risks, charges and expenses of the funds carefully before investing. This and other information about the funds is included in the fund’s prospectus. Call 1-800-330-7848 or visit cohenandsteers.com for a prospectus. Please read the prospectus carefully before investing. Cohen & Steers Securities, LLC is the distributor of the funds.

Cohen & Steers SICAV Asia Pacific Real Estate Securities Fund. The sale of shares of the fund may be restricted in certain jurisdictions. In particular, shares may not be offered or sold, directly or indirectly in the United States or to U.S. persons, as more fully described in the fund’s prospectus.

Wall Street Journal Category Kings. The three Cohen & Steers funds named to the recent Category Kings rankings, which were based on Lipper rankings, were Cohen & Steers Utility Fund – Class A Shares, Cohen & Steers Asia Pacific Realty Shares – Class A Shares and Cohen & Steers International Realty Fund.

Cohen & Steers Utility Fund – Class A Shares: The Wall Street Journal, January 3, 2008, “Category Kings in 22 Realms,” p. R20. Top-performing funds in each category, ranked by one-year total returns (changes in net asset values with reinvested distributions) as of December 31, 2007. For the one-year period ended September 30, 2007, the fund was ranked 50th out of 101 funds in the real estate funds category. All performance numbers are preliminary.

Cohen & Steers Asia Pacific Realty Shares – Class A Shares: The Wall Street Journal Online, January 3, 2008, Top-performing funds in each category, ranked by one-year total returns (changes in net asset values with reinvested distributions) as of December 31, 2007. For the one-year period ended September 30, 2007, the fund was ranked 3rd out of 286 funds in the real estate funds category. All performance numbers are preliminary and include both share prices and reinvested dividends.

Cohen & Steers International Realty Fund: The Wall Street Journal Online, January 3, 2008, Top-performing funds in each category, ranked by one-year total returns (changes in net asset values with reinvested distributions) as of December 31, 2007. For the one-year period ended September 30, 2007, the fund was ranked 16th out of 286 in the real estate funds category. All performance numbers are preliminary and include both share prices and reinvested dividends.

Past performance is no guarantee of future results. There can be no assurance that these funds will be able to maintain their high level of performance. Lipper, Inc. rankings are based on average total returns for the periods indicated, not including sales charges. During a portion of the period presented for Cohen & Steers Asia Pacific Realty Shares and Cohen & Steers Utility Fund, the investment advisor waived fees and/or reimbursed expenses. Absent this, returns would have been lower.

Cohen & Steers Realty Shares, Inc. Average annual total return performance information (periods ended December 31, 2007) for Cohen & Steers Realty Shares, Inc. is as follows:

One year	Three years	Five years	Ten Years
- 19.19%	8.39%	19.48%	10.92%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns for the fund, current to the most recent month-end, can be obtained by visiting cohenandsteers.com. The performance data quoted include change in net asset value and reinvestment of dividends and capital gains.

In selecting mutual funds to be included in the Money 70, the following criteria were generally used: (i) funds run by the same person or team for at least several years; (ii) funds that were deemed not to have above-average fees or excessive trading; (iii) funds that received at least a certain grade from analysts at Morningstar, Inc.; and (iv) funds that had better than average returns for the past five years, with certain exceptions. In cases in which several mutual funds scored closely on these criteria, funds with the lowest expenses and most consistent strategy were generally selected.

Please consider the investment objectives, risks, charges and expenses of the funds discussed herein carefully before investing. A prospectus and fact sheet containing this and other information may be obtained by calling 1-800-330-7348. Please read the prospectus carefully before investing.

Risks of investing in real estate securities include falling property values due to increasing vacancies or declining rents resulting from economic, legal, or technological developments. Foreign securities involve special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Some international securities may represent small- and medium-sized companies, which may be more susceptible to price volatility and less liquidity than larger companies.

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Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Income (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Three Months Ended			% Change From
	December 31, 2007	September 30, 2007	December 31, 2006	September 30, 2007	December 31, 2006
Revenue
Investment advisory and administration fees	$54,115	$54,913	$44,589
Distribution and service fees	6,941	7,335	5,002
Portfolio consulting and other	2,004	2,383	2,414
Investment banking fees	3,827	4,820	5,550

Total revenue	66,887	69,451	57,555	(3.7%)	16.2%

Expenses
Employee compensation and benefits	17,647	20,140	16,914
Distribution and service fees	7,566	14,330	6,928
General and administrative	9,770	8,590	8,229
Depreciation and amortization	1,821	1,767	1,632
Amortization, deferred commissions	2,781	3,123	1,461

Total expenses	39,585	47,950	35,164	(17.4%)	12.6%

Operating income	27,302	21,501	22,391	27.0%	21.9%

Non-operating income
Interest and dividend income	2,666	2,882	1,504
Gain from sale of marketable securities	100	773	614
Loss from sale of property and equipment	—	—	(14)
Foreign currency transaction gain (loss)	88	432	(28)

Total non-operating income	2,854	4,087	2,076	(30.2%)	37.5%

Income before provision for income taxes and equity in earnings of affiliate	30,156	25,588	24,467	17.9%	23.3%
Provision for income taxes	11,459	9,727	8,205
Equity in earnings of affiliate	—	—	320

Net income	$18,697	$15,861	$16,582	17.9%	12.8%

Earnings per share
Basic	$0.45	$0.38	$0.41	17.8%	9.2%

Diluted	$0.44	$0.37	$0.40	17.9%	9.6%

Weighted average shares outstanding
Basic	41,864	41,823	40,536

Diluted	42,566	42,564	41,367

Cohen & Steers, Inc. and Subsidiaries

Condensed Consolidated Statements of Income (Unaudited)

For the Periods Ended

(in thousands, except per share data)

	Year Ended		% Change From
	December 31, 2007	December 31, 2006	December 31, 2006
Revenue
Investment advisory and administration fees	$217,370	$151,373
Distribution and service fees	28,402	15,748
Portfolio consulting and other	9,297	5,593
Investment banking fees	27,323	18,758

Total revenue	282,392	191,472	47.5%

Expenses
Employee compensation and benefits	80,143	55,569
Distribution and service fees	40,460	101,364
General and administrative	33,777	28,786
Depreciation and amortization	6,990	6,403
Amortization, deferred commissions	10,729	4,340

Total expenses	172,099	196,462	(12.4%)

Operating income (loss)	110,293	(4,990)	*

Non-operating income (expense)
Interest and dividend income	9,248	3,892
Gain from sale of marketable securities	1,784	2,637
(Loss) gain from sale of property and equipment	(2)	1,042
Foreign currency transaction gain (loss)	445	(81)

Total non-operating income	11,475	7,490	53.2%

Income before provision for income taxes and equity in earnings of affiliate	121,768	2,500	*
Provision for income taxes	46,272	837
Equity in earnings of affiliate	—	1,541

Net income	$75,496	$3,204	*

Earnings per share
Basic	$1.80	$0.08	*

Diluted	$1.77	$0.08	*

Weighted average shares outstanding
Basic	41,869	40,033

Diluted	42,655	40,711

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Selected Segment Financial Data (Unaudited)

For the Periods Ended

(in thousands)

	Three Months Ended			% Change From
	December 31, 2007	September 30, 2007	December 31, 2006	September 30, 2007	December 31, 2006
Asset Management
Total revenue, including equity in earnings of affiliate	$63,060	$64,631	$52,325	(2.4%)	20.5%
Total expenses	(36,188)	(44,600)	(31,258)	(18.9%)	15.8%
Net non-operating income	2,438	3,694	1,844	(34.0%)	32.2%

Income before provision for income taxes	$29,310	$23,725	$22,911	23.5%	27.9%

Investment Banking
Total revenue	$3,827	$4,820	$5,550	(20.6%)	(31.0%)
Total expenses	(3,397)	(3,350)	(3,906)	1.4%	(13.0%)
Net non-operating income	416	393	232	5.9%	79.3%

Income before provision for income taxes	$846	$1,863	$1,876	(54.6%)	(54.9%)

Total
Total revenue, including equity in earnings of affiliate	$66,887	$69,451	$57,875	(3.7%)	15.6%
Total expenses	(39,585)	(47,950)	(35,164)	(17.4%)	12.6%
Net non-operating income	2,854	4,087	2,076	(30.2%)	37.5%

Income before provision for income taxes	$30,156	$25,588	$24,787	17.9%	21.7%

	Year Ended		% Change From
	December 31, 2007	December 31, 2006	December 31, 2006
Asset Management
Total revenue, including equity in earnings of affiliate	$255,069	$174,255	46.4%
Total expenses	(155,597)	(184,487)	(15.7%)
Net non-operating income	10,009	6,858	45.9%

Income (loss) before provision for income taxes	$109,481	$(3,374)	*

Investment Banking
Total revenue	$27,323	$18,758	45.7%
Total expenses	(16,502)	(11,975)	37.8%
Net non-operating income	1,466	632	132.0%

Income before provision for income taxes	$12,287	$7,415	65.7%

Total
Total revenue, including equity in earnings of affiliate	$282,392	$193,013	46.3%
Total expenses	(172,099)	(196,462)	(12.4%)
Net non-operating income	11,475	7,490	53.2%

Income before provision for income taxes	$121,768	$4,041	*

*	Not meaningful

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management (Unaudited)

For the Periods Ended

(in millions)

	Three Months Ended			% Change From
	December 31, 2007	September 30, 2007	December 31, 2006	September 30, 2007	December 31, 2006
Closed-End Mutual Funds
Assets under management, beginning of period	$11,371	$11,191	$10,686

Inflows	89	445	499
Market (depreciation) appreciation	(1,186)	(265)	206

Total (decrease) increase	(1,097)	180	705

Assets under management, end of period	$10,274	$11,371	$11,391	(9.6%)	(9.8%)

Open-End Mutual Funds
Assets under management, beginning of period	$10,842	$11,119	$7,785

Inflows	919	951	1,472
Outflows	(1,370)	(1,419)	(562)

Net (outflows) inflows	(451)	(468)	910
Acquisition (1)	—	—	163
Market (depreciation) appreciation	(1,491)	191	717

Total (decrease) increase	(1,942)	(277)	1,790

Assets under management, end of period	$8,900	$10,842	$9,575	(17.9%)	(7.0%)

Institutional Separate Accounts
Assets under management, beginning of period	$12,510	$12,250	$6,996

Inflows	384	626	889
Outflows	(732)	(474)	(582)

Net (outflows) inflows	(348)	152	307
Acquisition (1)	—	—	884
Market (depreciation) appreciation	(1,550)	108	743

Total (decrease) increase	(1,898)	260	1,934

Assets under management, end of period	$10,612	$12,510	$8,930	(15.2%)	18.8%

Total
Assets under management, beginning of period	$34,723	$34,560	$25,467

Inflows	1,392	2,022	2,860
Outflows	(2,102)	(1,893)	(1,144)

Net (outflows) inflows	(710)	129	1,716
Acquisition (1)	—	—	1,047
Market (depreciation) appreciation	(4,227)	34	1,666

Total (decrease) increase	(4,937)	163	4,429

Assets under management, end of period	$29,786	$34,723	$29,896	(14.2%)	(0.4%)

(1)	Acquisition of Houlihan Rovers.

Cohen & Steers, Inc. and Subsidiaries

Assets Under Management (Unaudited)

For the Periods Ended

(in millions)

	Year Ended		% Change From
	December 31, 2007	December 31, 2006	December 31, 2006
Closed-End Mutual Funds
Assets under management, beginning of period	$11,391	$9,674

Inflows	736	553
Market (depreciation) appreciation	(1,853)	1,164

Total (decrease) increase	(1,117)	1,717

Assets under management, end of period	$10,274	$11,391	(9.8%)

Open-End Mutual Funds
Assets under management, beginning of period	$9,575	$5,591

Inflows	5,837	3,821
Outflows	(4,713)	(2,025)

Net inflows	1,124	1,796
Acquisition (1)	—	163
Market (depreciation) appreciation	(1,799)	2,025

Total (decrease) increase	(675)	3,984

Assets under management, end of period	$8,900	$9,575	(7.0%)

Institutional Separate Accounts
Assets under management, beginning of period	$8,930	$5,226

Inflows	5,698	2,013
Outflows	(2,154)	(1,217)

Net inflows	3,544	796
Acquisition (1)	—	884
Market (depreciation) appreciation	(1,862)	2,024

Total increase	1,682	3,704

Assets under management, end of period	$10,612	$8,930	18.8%

Total
Assets under management, beginning of period	$29,896	$20,491

Inflows	12,271	6,387
Outflows	(6,867)	(3,242)

Net inflows	5,404	3,145
Acquisition (1)	—	1,047
Market (depreciation) appreciation	(5,514)	5,213

Total (decrease) increase	(110)	9,405

Assets under management, end of period	$29,786	$29,896	(0.4%)

(1)	Acquisition of Houlihan Rovers.